UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2014

L-3 COMMUNICATIONS HOLDINGS, INC.

L-3 COMMUNICATIONS CORPORATION

(Exact names of registrants as specified in their charters)

DELAWARE	001-14141 333-46983	13-3937434 13-3937436
(State or other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

600 THIRD AVENUE, NEW YORK, NEW YORK	10016
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (212) 697-1111

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. — Entry Into a Material Definitive Agreement.

On May 28, 2014, L-3 Communications Corporation (the “Company”), a wholly owned subsidiary of L-3 Communications Holdings, Inc. (“L-3 Holdings”), completed its underwritten public offering of $350,000,000 aggregate principal amount of 1.50% Senior Notes due 2017 (the “2017 Notes”) and $650,000,000 aggregate principal amount of 3.95% Senior Notes due 2024 (the “2024 Notes” and, together with the 2017 Notes, the “Notes”) pursuant to an underwriting agreement (the “Underwriting Agreement”) among the Company, the subsidiary guarantors named therein (the “Subsidiary Guarantors”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., SunTrust Robinson Humphrey, Inc. and the other several underwriters named in Schedule A of the Underwriting Agreement. The Underwriting Agreement has previously been filed as Exhibit 1.1 to the Company’s and L-3 Holdings’ Current Report on Form 8-K filed May 16, 2014. In connection with the issuance of the Notes, on May 28, 2014, the Company and the Subsidiary Guarantors entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to an indenture (the “Base Indenture”) entered into on May 21, 2010 (the “Base Indenture”, and together with the Fifth Supplemental Indenture, the “Indenture”) with the Trustee.

The 2017 Notes: (i) were issued at a price to the public of 99.851% of their principal amount, (ii) will bear interest at a fixed rate of 1.50% per year, payable semi-annually on May 28 and November 28 of each year to holders of record on the immediately preceding May 14 and November 14, respectively, beginning on November 28, 2014 and (iii) will mature on May 28, 2017. The 2024 Notes: (i) were issued at a price to the public of 99.445% of their principal amount, (ii) will bear interest at a fixed rate of 3.95% per year, payable semi-annually on May 28 and November 28 of each year to holders of record on the immediately preceding May 14 and November 14, respectively, beginning on November 28, 2014 and (iii) will mature on May 28, 2024. Interest on the Notes will accrue from and including May 28, 2014.

The Notes are unsecured senior obligations of the Company and rank equal in right of payment with all of the Company’s other existing and future senior indebtedness. In addition, the Notes are guaranteed on an unsecured senior basis by each of the Company’s material domestic subsidiaries that guarantees any of the Company’s other indebtedness.

The Company may redeem some or all of the Notes at any time or from time to time, as a whole or in part, at its option at the prices and on the terms set forth in the Indenture. In addition, upon the occurrence of a “Change of Control Triggering Event,” as defined in the Indenture, the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase.

The Indenture also contains covenants that, among other things, limit the Company’s ability and the ability of certain of its subsidiaries to create or assume certain liens or enter into sale and leaseback transactions, and the Company’s ability to engage in mergers or consolidations or transfer or lease all or substantially all of its assets. Finally, the Indenture contains customary events of default.

The sale of the Notes was made pursuant to the Company’s and the subsidiary guarantors’ Registration Statement on Form S-3 (File No. 333-188457) (the “Registration Statement”) and the prospectus supplement, dated May 13, 2014, to the prospectus contained therein dated May 8, 2013.

The Company intends to use a portion of the net proceeds from the offering of the Notes to fund in its entirety the redemption (and any associated conversions) of all of L-3 Holdings’ outstanding 3.00% Convertible Contingent Debt Securities due 2035 (the “CODES”), of which the Company is a guarantor. The remaining net proceeds will be used for general corporate purposes. As of March 28, 2014, there was approximately $689 million in aggregate principal amount of CODES outstanding. On May 13, 2014, L-3 Holdings issued a notice of redemption to holders of the CODES specifying a redemption date of June 2, 2014.

The foregoing description is qualified by reference to the Base Indenture and Fifth Supplemental Indenture. The Base Indenture is filed as Exhibit 4.1 to the Registration Statement and the Fifth Supplemental Indenture is filed herewith as Exhibit 4.2 and such documents are incorporated by reference herein.

ITEM 2.03. — Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 with respect to the Notes is hereby incorporated by reference into this Item 2.03.

ITEM 8.01. — Other Events.

In connection with the offering of the Notes, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Fifth Supplemental Indenture (including the forms of 2017 Notes and 2024 Notes), (ii) the legal opinion of Simpson Thacher & Bartlett LLP, and related consent, (iii) the legal opinion of Steven M. Post, Senior Vice President, General Counsel and Corporate Secretary of the Company, and related consent and (iv) information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

ITEM 9.01. — Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

4.2	Fifth Supplemental Indenture, dated as of May 28, 2014, among L-3 Communications Corporation, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 2017 Notes (included in Exhibit 4.2).

4.4	Form of 2024 Notes (included in Exhibit 4.2).

5.2	Opinion of Simpson Thacher & Bartlett LLP dated May 28, 2014.

5.3	Opinion of Steven M. Post dated May 28, 2014.

23.3	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2).

23.4	Consent of Steven M. Post (included in Exhibit 5.3).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-188457).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

L-3 COMMUNICATIONS HOLDINGS, INC. L-3 COMMUNICATIONS CORPORATION

By:	/s/ Allen E. Danzig
	Name:	Allen E. Danzig
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Dated: May 28, 2014

EXHIBIT INDEX

Exhibit Number	Title

4.2	Fifth Supplemental Indenture, dated as of May 28, 2014, among L-3 Communications Corporation, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Form of 2017 Notes (included in Exhibit 4.2).

4.4	Form of 2024 Notes (included in Exhibit 4.2).

5.2	Opinion of Simpson Thacher & Bartlett LLP dated May 28, 2014.

5.3	Opinion of Steven M. Post dated May 28, 2014.

23.3	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2).

23.4	Consent of Steven M. Post (included in Exhibit 5.3).

99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-188457).